DPG89

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ANNUITY DATA
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CERTIFICATE  NUMBER:.................................................444444444

ISSUE DATE:........................................................May 1, 1999

INITIAL PURCHASE PAYMENT:...........................................$10,000.00
                                                                           IRA

INITIAL ALLOCATION OF PURCHASE PAYMENT:

                                    ALLOCATED
                                   AMOUNT (%)

VARIABLE SUB-ACCOUNTS
        MSUF Value                                   20%
        Van Kampen LIT Emerging                      20%
        Dreyfus Capital Appreciation                 20%
        Scudder International                        20%

                                                   ANNUALIZED       RATE
                                      ALLOCATED    GUARANTEED       GUARANTEE
                                      AMOUNT (%)   INTEREST RATE    THROUGH

STANDARD FIXED ACCOUNT
        1 Year Guarantee Period        20%            5.00%         05/01/2000


MINIMUM GUARANTEED RATE FOR STANDARD FIXED ACCOUNT :.....................3.00%

PAYOUT START DATE:.................................................May 1, 2054
        (Latest date when income payments must begin.)


OWNER:................................................................John Doe

ANNUITANT:............................................................John Doe
        AGE AT ISSUE:....................................................35
        SEX:.............................................................Male


BENEFICIARY           RELATIONSHIP TO OWNER               PERCENTAGE
-----------           ---------------------               ----------
Jane Doe                       Wife                          100%

CONTINGENT BENEFICIARY         RELATIONSHIP TO OWNER              PERCENTAGE
----------------------         ---------------------              ----------
June Doe                             Daughter                         100%